UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2008

DUKE ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

526 South Church Street, Charlotte, North Carolina  28202

(Address of Principal Executive Offices, including Zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

DUKE ENERGY OHIO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-1232	31-0240030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

139 East Fourth Street, Cincinnati, Ohio  45202

(Address of Principal Executive Offices, including Zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

DUKE ENERGY INDIANA, INC.

 (Exact Name of Registrant as Specified in its Charter)

Indiana	1-3543	35-0594457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 East Main Street, Plainfield, Indiana  46168

(Address of Principal Executive Offices, including Zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01.  Other Events.

As previously reported in the registrants’ prior disclosures, in 1999-2000, the U.S. Justice Department, acting on behalf of the EPA, filed a number of complaints and notices of violation against multiple utilities across the country for alleged violations of the New Source Review (NSR) provisions of the Clean Air Act (CAA).  Generally, the government alleged that projects performed at various coal-fired units were major modifications, as defined in the CAA, and that the utilities violated the CAA when they undertook those projects without obtaining permits and installing emission controls for SO2, NOx and particulate matter.  The complaints seek (1) injunctive relief to require installation of pollution control technology on various allegedly violating generating units, and (2) unspecified civil penalties in amounts of up to $27,500 per day for each violation.  A number of Duke Energy’s owned and operated plants have been subject to these allegations and lawsuits.  The registrants asserted that there were no CAA violations because the applicable regulations do not require permitting in cases where the projects undertaken are “routine” or otherwise were not expected to result in a net increase in emissions.

On May 22, 2008, a jury verdict was returned finding in favor of the registrants on 10 of the 14 projects being disputed.  The four projects that were ruled in favor of the government related to three units at Duke Energy Indiana, Inc.’s Wabash River station.  The remedy phase of the case related to the Wabash River units is scheduled to begin December 8, 2008.  Based on previous rulings by the judge in this case, the Wabash River units are not subject to civil penalties; and therefore, the remedy phase will address only the appropriate injunctive relief.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: May 28, 2008	By:	/s/Marc E. Manly
	Name:	Marc E. Manly
	Title:	Group Executive and Chief Legal Officer

DUKE ENERGY OHIO, INC.

Date: May 28, 2008	By:	/s/Marc E. Manly
	Name:	Marc E. Manly
	Title:	Group Executive and Chief Legal Officer

DUKE ENERGY INDIANA, INC.

Date: May 28, 2008	By:	/s/Marc E. Manly
	Name:	Marc E. Manly
	Title:	Group Executive and Chief Legal Officer